UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 13G


                    Under the Securities Exchange Act of 1934

                                (Amendment No. )*


                                DBA SYSTEMS, INC.
                                (Name of Issuer)


                     Common Stock, par value $.10 per share
                         (Title of Class of Securities)


                                    233031103
                                 (CUSIP Number)



Check the following box if a fee is being paid with this statement |X|. (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).


* The remainder of this cover page should be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.


The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes)


                               Page 9 of 14 Pages

CUSIP No. 233031103                   13G                    Page 10 of 14 Pages

--------------------------------------------------------------------------------
1   NAME OF REPORTING PERSON
    SS. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
    Wechsler & Krumholz, Inc.
    13-1944-376
--------------------------------------------------------------------------------
2   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                                          (a)|_|
                                                                          (b)|X|
--------------------------------------------------------------------------------
3   SEC USE ONLY


--------------------------------------------------------------------------------
4   CITIZENSHIP OR PLACE OF ORGANIZATION

    New York
--------------------------------------------------------------------------------
NUMBER OF SHARES      5         SOLE VOTING POWER
  BENEFICIALLY
    OWNED BY                    764,875 shares
      EACH            ----------------------------------------------------------
     PERSON           6         SHARED VOTING POWER
    REPORTING
      WITH                      Not Applicable
                      ----------------------------------------------------------
                      7         SOLE DISPOSITIVE POWER

                                764,875 shares
                      ----------------------------------------------------------
                      8         SHARED DISPOSITIVE POWER

                                Not Applicable
--------------------------------------------------------------------------------
9   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

    764,875 shares
--------------------------------------------------------------------------------
10  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*


--------------------------------------------------------------------------------
11  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

     21.7%
--------------------------------------------------------------------------------
12  TYPE OF REPORTING PERSON

    BD
--------------------------------------------------------------------------------


                               Page 10 of 14 Pages

Item 1(a)

Name of Issuer

                  The issuer of the common to which this Schedule 13G relates is DBA SYSTEMS, INC., a Florida corporation (the "Company").

Item 1(b)

Address of Issuer's Principal Executive Offices

                  The company's principal executive offices are located at 1200 South Woody Burke Road, Melbourne, Florida 32902.

Item 2(a)

Name of Person Filing

                  This Schedule 13G is filed on behalf of Wechsler & Krumholz, Inc., a New York corporation, (the "Reporting Person").

Item 2(b)

Address of Principal Business Office

                  The Reporting Person's principal business office is located at 39 Broadway, New York, New York 10006.

Item 2(c)

Citizenship

                  The Reporting Person is a New York corporation.

Item 2(d)

Title of Class of Securities:

                  The security to which this Schedule 13G relates is the common stock, par value $.10 per share (the "Common Stock"), of the Company.

Item 2(e)

CUSIP Number

                  The CUSIP number of the Common Stock is 233031103.


                               Page 11 of 14 Pages

Item 3

Type of Reporting Person

                  The Reporting  Person is a Broker or Dealer  registered  under
Section 15 of the Securities Exchange Act of 1934.

Item 4

Ownership

          (a)  Amount Beneficially Owned

               764,875 shares of Common Stock, which amount includes the shares that the Reporting Person may obtain upon the conversion (the "Conversion") of its holdings of the Company's 9 1/2% Convertible Subordinated Debentures due 2003.

          (b)  Percent of Class

               21.7%

          (c)  Number of shares as to which such person has

               (i)   sole power to vote or to direct the vote:

                       764,875 shares of Common Stock (giving effect to the Conversion)

               (ii)  shared power to vote or to direct the vote:

                     None

               (iii) sole power to dispose or to direct the disposition:

                       764,875 shares of common Stock (giving effect to the Conversion)

               (iv)  shared power to dispose or to direct the disposition of:

                     None


                               Page 12 of 14 Pages

Item 5

Ownership of Five Percent or Less of a Class

                  Not Applicable

Item 6

Ownership of Five Percent on Behalf of Another Person

                  Not Applicable

Item 7

Identification and Classification of the Subsidiary Which Acquired the Security Being Reported on By the Parent Holding Company

                  Not Applicable

Item 8

Identification and Classification of Members of the Group

                  Not Applicable

Item 9

Notice of Dissolution of Group

                  Not Applicable

Item 10

Certification

                  By signing below I certify that, to the best of my knowledge and belief, the securities referred to above were acquired in the ordinary course of business and were not acquired for the purpose and do not have the effect of changing or influencing the control of the Issuer of such securities and were not acquired in connection with or as a participant in any transaction having such purpose or effect.




                               Page 13 of 14 Pages

                  After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date:   June 6, 1991


                                            WECHSLER & KRUMHOLZ, INC.


                                            By:/s/ Richard Zeeman
                                               ---------------------------------
                                               Richard Zeeman
                                               Executive Vice-President


                               Page 14 of 14 Pages